Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into on November 17, 2014, by and between Remark Media, Inc., a Delaware corporation (the “Company”), and Discover Growth Fund, a Cayman Islands exempted mutual fund (the “Seller”).

RECITALS

WHEREAS, the Company and the Seller are concurrently entering into a Stock Purchase Agreement, dated as of November 17, 2014 (the “Stock Purchase Agreement”), pursuant to which the Seller has agreed, subject to the terms and conditions thereof, to purchase from the Company 250 shares of Series A Preferred Stock, par value of $0.001 per share (the “Preferred Shares”), which are convertible into shares of the Company’s common stock, par value of $0.001 per share (the “Common Stock”), at $6.50 per share and have such other terms set forth in the form of Certificate of Designations attached to the Stock Purchase Agreement (the “Certificate of Designations”); and

WHEREAS, as a condition to the closing of the Stock Purchase Agreement, the Company agreed to enter into this Agreement to provide for registration rights with respect to shares of Common Stock underlying the Preferred Shares, and the parties hereto desire that such shares be subject to the rights and obligations described herein.

NOW, THEREFORE, in consideration of the premises and the covenants, agreements, representations and warranties set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.           Definitions.  As used in this Agreement:

(a)           “Affiliate” means, with respect to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person.  For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(b)           “Commission” means the Securities and Exchange Commission.

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

(d)           “Holder” means the Seller or any Transferee in compliance with the provisions of Section 19 that holds Registrable Securities.

(e)           “Prospectus” means a prospectus forming a part of the Registration Statement.

(f)           The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

(g)           “Registrable Securities” means the Shares, as well as any securities issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares.

(h)           “Registration Period” has the meaning ascribed to such term in Section 2.

(i)           “Registration Statement” has the meaning ascribed to such term in Section 2.

(j)           “Rule 144” means Rule 144 promulgated under the Securities Act or any similar rule enacted hereafter, as the same shall be in effect from time to time.

(k)           “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

(l)           “Transferee” has the meaning ascribed to such term in Section 19.

2.           Registration.  The Company, at its sole cost and expense, shall prepare and file with the Commission a registration statement on Form S-1 pursuant to Rule 415 under the Securities Act (the “Registration Statement”) covering the resale of up to (i) 384,616 shares of Common Stock issuable upon the conversion or redemption of the Preferred Shares and (ii) 4,000,000 shares of Common Stock that may be issued, at the Company’s sole and absolute discretion, in payment of any Dividends and Embedded Derivative Liability (each as defined in the Certificate of Designations) with respect to the Preferred Shares (collectively, the “Shares”).  The Company shall use its reasonable best efforts: (i) to cause the Registration Statement to be declared effective by the Commission as promptly as reasonably possible; and (ii) to maintain the effectiveness of the Registration Statement until the earlier of such time that all of the Registrable Securities (x) have been sold by the Holders or (y) are permitted to be sold by each Holder without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Registration Period”).

3.           Registration Procedures.  In connection with the registration of any Registrable Securities, the Company shall, as soon as reasonably practicable:

(a)           Prepare and file with the Commission such pre-effective and post-effective amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement, and/or file such reports under the Exchange Act, as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading, and as may otherwise be required or applicable under, and to comply with the provisions of, the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Registration Period.

(b)           Furnish to each Holder such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

(c)           Notify each Holder: (i) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and, with respect to any post-effective amendment, when the same has become effective, except for any filing to be made solely to incorporate by reference a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K to be filed with the Commission; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the occurrence of any event or circumstance that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus or documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company.

(d)           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           If requested by any of the Holders, (i) incorporate in a Prospectus supplement or post-effective amendment such information as such Holders reasonably request be included therein regarding such Holders or the plan of distribution of the Registrable Securities and (ii) make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would violate applicable law.

(f)           Upon the occurrence of any event contemplated by Section 3(c), prepare and deliver to the Holders any required supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document, including such reports as may be required to be filed under the Exchange Act, so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)           Use its reasonable best efforts to cause all Registrable Securities the resale of which is registered under cover of the Registration Statement to be listed on the NASDAQ Capital Market or such other securities exchange or automated quotation system, if any, as is then the principal securities exchange or automated quotation system on which the Common Stock is then listed.

(h)           Use its reasonable best efforts to cause all Registrable Securities registered by the Registration Statement to be registered or qualified under the securities or “blue sky” laws of such states as the Holders shall reasonably request; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or to subject itself to any material tax in any such jurisdiction where it is not then so subject.

(i)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may reasonably request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Registration Statement.

4.           Obligation to Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of a Holder that such Holder shall have furnished to the Company such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

5.           Delay or Suspension of Registration Statement.  Upon receipt of any notice from the Company to the Holders of the existence of any fact of the kind described in Section 3(c)(v), each Holder shall forthwith discontinue disposition of Registrable Securities until such Holder’s receipt of copies of a supplemented or amended Prospectus contemplated by Section 3(f), or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.  If so directed by the Company, each Holder shall deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in each Holder’s possession, of the Prospectus current at the time of receipt of such notice.  In the event the Company shall give any such notice, the Registration Period shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(c) to and including the date when the Holders shall have received the copy of the supplemented or amended prospectus contemplated by Section 3(f) or the Advice.

6.           Expenses of Registration.  All expenses incurred in connection with the registration pursuant to Section 2 (excluding any underwriters’ discounts and commissions and fees and disbursements of counsel for the Holders), including, without limitation all registration and qualification fees, and fees and disbursements of counsel and accountants for the Company, shall be borne by the Company.

7.           Indemnification.

(a)           To the fullest extent permitted by law, the Company shall, and hereby does indemnify and hold harmless each Holder, each director, officer, partner and agent of each Holder, and each person, if any, who controls each Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act and applicable state securities laws insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including any preliminary Prospectus or final Prospectus or any amendments or supplements thereto, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and shall reimburse each such person for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability or action.  The indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable to a Holder or controlling person for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or an alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, preliminary Prospectus, final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished by such Holder in writing for use in connection with such registration by or on behalf of such Holder or controlling person.

(b)           Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action or actual knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof or knowledge thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with qualified counsel.  The failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

(c)           If the indemnification provided for in this Section 7 is for any reason, other than pursuant to the terms thereof, held to be unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(c).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7(c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  No party shall be liable for contribution with respect to any loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of such party, which consent shall not be unreasonably withheld.

8.           Termination.  This Agreement shall terminate upon expiration of the Registration Period, provided that the rights and obligations of the parties pursuant to Section 7 shall survive such termination.

9.           Rule 144.  During the Registration Period, the Company shall use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it shall, upon the request of any Holder, use its reasonable best efforts to make publicly available other information so long as is necessary to permit sales pursuant to Rule 144.  The Company shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemption provided by Rule 144 under the Securities Act.  Upon the request of any Holder, the Company shall deliver to the Holders a written statement as to whether it has complied with such information requirements.

10.           Remedies.  In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Company or any of the Holders, the Holders or the Company (as the case may be) may proceed to protect and enforce its or their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance or injunctive relief with respect to any such covenant or agreement contained in this Agreement.

11.           Notices.  All notices, requests, demands or other communications provided for or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally (which personal delivery shall include delivery by responsible overnight courier), or five days after being sent by registered or certified mail, return receipt requested, postage prepaid.  All such notices, requests, demands or other communications to be given by or to the Holders shall be given by or to Seller.  By giving to the other parties at least five days’ written notice thereof, any party hereto shall have the right from time to time and at any time during the term of this Agreement to change its respective address and each party shall have the right to specify as its address any other address.

12.           Grant of Other Registration Rights.  From time to time, the Company may grant registration rights to any other holder or prospective holder of any of the capital stock of the Company.

13.           Binding Agreement.  This Agreement and each provision herein shall be binding upon and applicable to, and shall inure to the benefit of, the Company, the Seller and their permitted assigns and legal representatives.

14.           Consents and Waivers.  No consent or waiver, express or implied, by any party hereto of the breach, default or violation by any other party hereto of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach, default or violation of the same or any other obligations of such party hereunder.  Failure on the part of any party hereto to complain of any act of any of the other parties or to declare any of the other parties hereto in default, irrespective or how long such failure continues, shall not constitute a waiver by such party of his rights hereunder.

15.           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Stock Purchase Agreement.

16.           Prior Agreements; Amendments.  This Agreement supersedes any prior or contemporaneous understanding or agreement between the parties hereto respecting the subject matter hereof.  There are no arrangements, understandings or agreements, oral or written, among such parties relating to the subject matter of this Agreement.  No change or modification of this Agreement shall be valid or binding upon the parties hereto unless such change or modification or waiver shall be in writing and signed by the Company and by the Seller, and such change or modification shall be binding on all Holders of Registrable Securities.

17.           Headings.  The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

18.           Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

19.           Transfer of Rights and Obligations.  This Agreement and the rights and obligations of any Holder under this Agreement may be transferred by such Holder to an Affiliate of such Holder (any such permitted transferee being referred to herein as a “Transferee”).  As a condition precedent to any such transfer, any such Transferee must provide written notice of such assignment to the Company, which notice shall at a minimum include the name and address of such Transferee, the Shares with respect to which such transfer is to occur and the number, if any, of other Securities held by such Transferee, and must agree in writing to be bound by the terms of this Agreement.

20.           Third Party Beneficiaries.  The Company hereby acknowledges that Transferees complying with the provisions of Section 19 are express third party beneficiaries of the obligations of the Company hereunder.

21.           Gender.  As used in this Agreement, the neuter gender shall include the masculine and feminine genders and the masculine gender shall include the feminine and neuter genders, the singular shall include the plural and the word “person” shall include a corporation, firm, company, trust and other form of association or entity.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

REMARK MEDIA, INC.

By:
Name:
Title:

DISCOVER GROWTH FUND

By:
Name:
Title: